SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 14, 2002

THE RICEX COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	0-24285	68-0412200
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1241 Hawk’s Flight Court El Dorado Hills, California	95762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (916) 933-3000

Item 9.            Regulation FD Disclosure.

On November 14, 2002, Daniel L. McPeak and Todd C. Crow, the Chief Executive Officer and Chief Financial Officer, respectively, of The RiceX Company (the ”Company”), each submitted to the Securities and Exchange Commission (the ”Commission”) certifications required pursuant to 18 U.S.C. '1350 (Section 906 of the Sarbanes-Oxley Act of 2002).  The Company is filing, as Exhibits 99.1 and 99.2 attached hereto and incorporated herein by reference, copies of such certifications in the form in which said officers executed them, and caused them to be submitted to the Commission accompanying the Company’s Quarterly Report on Form 10-QSB for the period ended September 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

THE RICEX COMPANY

Date: November 14, 2002	By:	/s/Todd C. Crow
Todd C. Crow
Vice President of Finance and
Chief Financial Officer